                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         CPB Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    CPB INC.
                              220 South King Street
                             Honolulu, Hawaii 96813
                                 (808) 544-0500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 27, 1999

TO THE SHAREHOLDERS OF CPB INC.:

           NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of CPB Inc. (the "Company") will be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 27, 1999, at 10:00 a.m., Hawaii time, for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

         2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999.

         3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

         Only those shareholders of record at the close of business on February 26, 1999 shall be entitled to notice of and to vote at the Meeting.

         SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.


                                        By order of the Board of Directors,

                                        /s/ Austin Y. Imamura

                                        AUSTIN Y. IMAMURA
                                        Vice President and Secretary


Dated March 26, 1999

                                    CPB INC.
                              220 South King Street
                             Honolulu, Hawaii 96813
                                 (808) 544-0500

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1999

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CPB Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 27, 1999, at 10:00 a.m., Hawaii time, and at any and all adjournments thereof. This Proxy Statement and accompanying Notice will be mailed to shareholders on or about March 26, 1999.

MATTERS TO BE CONSIDERED

         The matters to be considered and voted upon at the Meeting will be:

         1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified.

         2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999.

         3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

VOTING AND REVOCABILITY OF PROXIES

         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote in person thereat. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instructions are specified with respect to matters to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of all nominees as directors, and "FOR" ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

         If you hold your shares of common stock, no par value ("Common Stock"), in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in its discretion, vote your Common Stock "FOR" the election of the Board of Directors' nominees and "FOR" the proposal to ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999.

COSTS OF SOLICITATION OF PROXIES

         This solicitation of Proxies is made on behalf of the Board of Directors of the Company (the "Board") and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         The close of business on February 26, 1999 has been fixed as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. There were 9,777,036 shares of Common Stock issued and outstanding on the Record Date.

         Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively, provided that not less than forty-eight hours prior to the time fixed for the Meeting, a written request for such cumulative vote has been delivered to the Secretary of the Company. If a shareholder has given such request, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares of Common Stock owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected will be elected directors. Accordingly, abstentions from voting or votes withheld from the election of directors will have no effect in an uncontested election. Discretionary authority to cumulate is hereby solicited by the Board of Directors and return of the Proxy shall grant such authority.

         The proposal to ratify the appointment of KPMG LLP as the Company's independent accountants requires the affirmative vote of shareholders holding not less than a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting. Accordingly, an abstention from voting on the proposal to ratify the appointment of KPMG LLP will have the effect of a vote "AGAINST" the proposal.

PRINCIPAL SHAREHOLDERS

         As of February 26, 1999, the following entities were the only entities known to management of the Company to beneficially own more than five percent of the Company's outstanding Common Stock.


                                                                          AMOUNT AND
                                                                          NATURE OF
      TITLE OF                  NAME AND ADDRESS                          BENEFICIAL             PERCENT
        CLASS                  OF BENEFICIAL OWNER                        OWNERSHIP             OF CLASS
        -----                  -------------------                        ---------             ---------
      Common              The Sumitomo Bank, Limited                     1,316,881(1)           13.41%(2)
                          6-5 Kitahama 4-chome,
                          Chuo-ku
                          Osaka, Japan

      Common              The Committee of the Central Pacific Bank      1,070,386(3)           10.95%
                          Employee Stock Ownership Plan
                          220 South King Street
                          Honolulu, Hawaii 96813


(1) Includes 42,968 additional shares which may be issued pursuant to the exercise of warrants granted pursuant to a Share Purchase Agreement between the Company and The Sumitomo Bank, Limited ("Sumitomo") and based upon the exercise of stock options by participants of the 1986 and 1997 Stock Option Plans. See "ELECTION OF DIRECTORS -- Certain Transactions."

(2) This percentage is computed as if the 42,968 shares described in footnote 1 were outstanding. However, the 42,968 shares are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person.

(3) Under the terms of the Employee Stock Ownership Plan of Central Pacific Bank ("ESOP"), shares of the Common Stock of the Company are held in trust by Central Pacific Bank, the trustee under the ESOP Trust ("Trustee"), for the exclusive benefit of the participants. The Trustee is the recordholder of the Common Stock held by the ESOP; however, the Committee of the ESOP (the "ESOP Committee"), which consists of five members, gives the Trustee investment instructions with respect to all of the ESOP assets and voting instructions with respect to those shares held by the ESOP for which the voting rights have not passed through to participants. At February 26, 1999, all of the shares of Common Stock held by the ESOP had been allocated to the accounts of participants. Although the members of the ESOP Committee share among themselves as committee members dispositive power, subject to the terms of the ESOP, over all of the shares held by the ESOP and, therefore, pursuant to the applicable regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, are technically the beneficial owners of such shares, the actual beneficial owners are the employees who participate in the ESOP. The members of the ESOP Committee, therefore, disclaim beneficial ownership of such shares held in trust which are otherwise attributable to them by virtue of serving on such ESOP Committee.

                            ELECTION OF DIRECTORS

         Under the Company's Restated Articles of Incorporation and Bylaws, which provide for a "classified" Board, three directors (out of a present total of nine) are to be elected at the Meeting to serve three-year terms expiring at the Year 2002 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Company's Bylaws currently provide for nine directors, three each serving as Class I, Class II and Class III directors. Nominees for the election at the Meeting will serve as Class II directors.

         There are no family relationships among directors or executive officers of the Company, and, except as set forth below, as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Mr. Stanley W. Hong, a director of the Company, serves as director of the following companies: Capital Investment of Hawaii, Inc., First Insurance Company of Hawaii, Ltd., Hawaiian Tax Free Trust, Pacific Capital Funds, Kerr Pacific Corporation and Lanihau Management Corporation.

         All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy Card will vote in their discretion for such persons as the Board of Directors may recommend. Mrs. Alice F. Guild and Messrs. Daniel M. Nagamine and Naoaki Shibuya, who are currently serving as Class II directors, are nominees.

         The following table sets forth certain information, as of February 26, 1999, with respect to each of the directors, nominees and Named Executives (as defined below), as well as all continuing directors and executive officers, as a group:

                                                                                         COMMON STOCK
                                                                                         BENEFICIALLY
                                                                    FIRST YEAR             OWNED ON
                                                                    ELECTED OR        FEBRUARY 26, 1999(2)
                            PRINCIPAL                              APPOINTED AS       --------------------
                           OCCUPATION                               OFFICER OR                  PERCENT
                          FOR THE PAST                              DIRECTOR OF                   OF        TERM
NAME                       FIVE YEARS                    AGE      THE COMPANY(1)     NUMBER    CLASS(3)    EXPIRES
----                       ----------                    ---      --------------     ------    --------    --------
DEVENS,          Vice Chairman of the Board of              67         1980          5,942(4)        *        2000
Paul             Company; Attorney at Law;
(Class III       Of Counsel (1994 - present),
Director)        Devens, Nakano, Saito, Lee, Wong
                 & Ching; Partner (1975 - 1994),
                 Devens, Lo, Nakano, Saito, Lee
                 & Wong

GUILD,           Managing Director, Iolani Palace           64         1980          3,612(5)        *        1999
Alice F.         (1998-present)
(Class II
Director,
Nominee)

HIROTA,          President, Sam O. Hirota, Inc.-            58         1980          6,700(7)        *        2001
Dennis I.,       Engineering and Surveying (1986-
Ph.D.            present); Registered Professional
(Class I         Engineer and Licensed Professional
Director)        Land Surveyor(6)

HONG,            President and Chief Executive Officer;     62         1993          1,900(8)        *        2000
Stanley W.       The Chamber of Commerce of
(Class III       Hawaii (1996-present); Consultant to
Director)        HRT, Ltd. (1994 - 1996);
                 Senior Vice President - McCormack
                 Properties, Ltd. (1993 - 1994);
                 President and Chief Executive Officer,
                 Hawaii Visitors Bureau (1984 - 1993);
                 Attorney at Law

NAGAMINE,        President, Flamingo Enterprises,           57         1983          9,760(9)        *        1999
Daniel M.        Inc. (1985-present); General
(Class II        Partner, Flamingo Downtown,
Director,        a limited partnership
Nominee)         (1981 - 1994) Certified Public
                 Accountant - Inactive

OKUYAMA,         Senior Managing Director, International    55         1997          1,500(10)       *        2001
Shunichi         Banking Group, The Sumitomo Bank,
(Class I         Limited (1998 - present); Managing
Director)        Director, International Banking Group,
                 The Sumitomo Bank, Limited (1997 -
                 1998); Managing Director, Europe,
                 Middle East and Africa Region,
                 The Sumitomo Bank, Limited
                 (1996-1997); Director and
                 General Manager, London
                 Branch, The Sumitomo Bank,
                 Limited (1993-1996)

                                                 -4-

                                                                                         COMMON STOCK
                                                                                         BENEFICIALLY
                                                                    FIRST YEAR             OWNED ON
                                                                    ELECTED OR        FEBRUARY 26, 1999(2)
                            PRINCIPAL                              APPOINTED AS       --------------------
                           OCCUPATION                               OFFICER OR                  PERCENT
                          FOR THE PAST                              DIRECTOR OF                   OF        TERM
NAME                       FIVE YEARS                    AGE      THE COMPANY(1)     NUMBER    CLASS(3)    EXPIRES
----                       ----------                    ---      --------------     ------    --------    --------
SAITO,           Chairman of the Board                   63           1989           37,602(12)     *        2001
Joichi           and Chief Executive
(Class I         Officer of Company (1996-
Director)        present); President of
                 Company (1992 - 1995);
                 Chairman of the Board and Chief
                 Executive Officer of Bank
                 (1996-present); President and
                 Chief Operating Officer of Bank
                 (1989 - 1995)(6)(11)

SATOH,           Retired; Chairman of the Board          70           1975           61,950(14)     *        2000
Yoshiharu        and Chief Executive Officer of
(Class III       Company (1992-1995); Chairman
Director)        of the Board, President and Chief
                 Executive Officer of Bank (1988 -
                 1995)(6)(13)

SHIBUYA,         President of Company                    57           1995           14,161(16)     *        1999
Naoaki           (1996-present); Executive Vice
(Class II        President of Company (1993-
Director)        1995); President and Chief
Nominee)         Operating Officer of Bank (1996-
                 present); Executive Vice President
                 of Bank (1993 -1995)(6)(15)

IMAMURA,         Vice President and Secretary of         52           1991           13,430(17)      *        N/A
Austin Y.        Company (1991-present);
                 Executive Vice President and
                 Secretary of Bank (1991-present)

KANDA            Vice President and Treasurer            50           1991           18,897(18)      *        N/A
Neal K.          of Company (1991-present);
                 Executive Vice President of Bank
                 (1996 - present); Executive Vice
                 President and Controller of Bank
                 (1993 - 1996)


                                                                                         COMMON STOCK
                                                                                         BENEFICIALLY
                                                                    FIRST YEAR             OWNED ON
                                                                    ELECTED OR        FEBRUARY 26, 1999(2)
                            PRINCIPAL                              APPOINTED AS       --------------------
                           OCCUPATION                               OFFICER OR                  PERCENT
                          FOR THE PAST                              DIRECTOR OF                   OF        TERM
NAME                       FIVE YEARS                    AGE      THE COMPANY(1)     NUMBER    CLASS(3)    EXPIRES
----                       ----------                    ---      --------------     ------    --------    --------
All Directors                                                                       175,454(19)   1.79%
and Executive
Officers,
as a Group
(11 persons)

------------------

   * Less than 1%.

 (1) All directors of the Company are also directors of the Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota, Mrs. Guild and Messrs. Devens, Nagamine and Satoh commenced service as directors of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota, Mrs. Guild and Mr. Nagamine served as directors of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota, Mrs. Guild and Mr. Nagamine continued to serve on the Bank's Board until they were reelected to the Company's Board in 1986, 1990, and 1990, respectively. Mr. Hong has been a director of the Bank since 1985. Mr. Saito has been a director of the Bank since 1988. Mr. Shibuya has been a director of the Bank since 1994.

 (2) Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed.

 (3) In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within 60 days after February 26, 1999 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

 (4) Includes 2 shares held by Devens, Nakano, Saito, Lee, Wong & Ching, a partnership for which Mr. Devens is of counsel, and 1,500 shares which Mr. Devens has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (5) Includes 1,500 shares which Mrs. Guild has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (6) Messrs. Saito, Satoh, and Shibuya, and Dr. Hirota are also directors of CPB Properties, Inc., a wholly-owned subsidiary of the Bank.

 (7) Includes 1,760 shares for which Dr. Hirota has shared voting and investment powers with his wife, Kathryn Hirota and 1,500 shares which Dr. Hirota has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (8) Includes 400 shares for which Mr. Hong has shared voting and investment powers with his wife, Karen Ho Hong and 1,500 shares which Mr. Hong has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (9) Includes 8,260 shares for which Mr. Nagamine has shared voting and investment powers with his wife, Maxine Nagamine and 1,500 shares which Mr. Nagamine has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(10) Includes 1,500 shares which Mr. Okuyama has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan. Does not include 1,273,913 shares held by Sumitomo, of which Mr. Okuyama is a Senior Managing Director, or 42,968 shares which Sumitomo has the right to acquire by the exercise of warrants. With respect to shares described in the preceding sentence, Mr. Okuyama disclaims any beneficial ownership.

(11) Mr. Saito was formerly an officer of Sumitomo, from which he is now retired.

(12) Includes 7,000 shares for which Mr. Saito has shared voting and investment powers with his wife, Yoko Saito, and 15,242 shares allocated to Mr. Saito's account under the Bank's ESOP.

(13) Mr. Satoh was formerly an officer of Sumitomo, from which he is now retired.

(14) Includes 46,642 shares held in the name of Yoshiharu Satoh Revocable Living Trust, Yoshiharu Satoh Trustee, 13,808 shares held in the name of Ikuko Satoh Revocable Living Trust, Ikuko Satoh Trustee, for which Mr. Satoh has shared voting and investment powers with his wife, Ikuko Satoh and 1,500 shares which Mr. Satoh has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(15) Mr. Shibuya is on indefinite leave of absence from Sumitomo.

(16) Includes 400 shares for which Mr. Shibuya has shared voting and investment powers with his wife, Tsuneko Shibuya, 11,400 shares which Mr. Shibuya has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 2,361 shares allocated to Mr. Shibuya's account under the Bank's ESOP.

(17) Includes 13,430 shares allocated to Mr. Imamura's account under the Bank's ESOP.

(18) Includes 12,600 shares which Mr. Kanda has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 5,897 shares allocated to Mr. Kanda's account under the Bank's ESOP.

(19) Includes 31,630 shares for which certain directors and officers have shared voting and investment powers, 34,500 shares which members of the group have the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 and 1997 Stock Option Plans and 36,930 shares allocated to the accounts of executive officers under the Bank's ESOP.

THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors of the Company has various standing committees, including an Executive Committee, a Nominating Committee, an Audit Committee and a Compensation & 1997 Stock Option Plan Committee (the "Compensation Committee").

         The Executive Committee, which held no meetings during 1998, is chaired by Mr. Devens, and Messrs. Nagamine, Saito and Satoh and Dr. Hirota are members. The purpose of the Executive Committee is, among other things, to manage the business affairs of the Company while not in conflict with specific directives that may be given by the Board of Directors.

         The Nominating Committee held one meeting during 1998. The committee is chaired by Mr. Satoh, and Mrs. Guild, Dr. Hirota, and Messrs. Saito and Shibuya are members. It is responsible for recommending nominees for directors of the Company. It will consider nominees for election at the 2000 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to December 15, 1999. Shareholder recommendations should be addressed to the Company's Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

         The Audit Committee held one meeting during 1998. The committee is chaired by Mrs. Guild, and Messrs. Hong and Satoh are members. The primary functions of the Audit Committee are to review various financial and audit reports and to make recommendations concerning the appointment of independent accountants.

         The Compensation Committee held two meetings during 1998. The committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine are members. The Compensation Committee's primary functions include determining individuals to whom options will be granted and their terms, approving recommendations related to employee compensation and benefit programs, and determining the Chief Executive Officer's compensation.

         During the fiscal year ended December 31, 1998, the Board of Directors of the Company held a total of seven meetings. All of the persons who were directors of the Company during 1998 attended at least 75% of the aggregate of (1) the total number of such Board meetings and (2) the total number of meetings held by all committees of the Board on which they served during the year, except for Mr. Okuyama.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         EXECUTIVE COMPENSATION

         SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the three other executive officers of the Company (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 1998 (the "Named Executives") for each of the fiscal years ended December 31, 1998, 1997 and 1996:


                        SUMMARY COMPENSATION TABLE


                                                                                                    ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR            SALARY               BONUS              COMPENSATION
---------------------------               ----            ------               -----              -------------
Joichi Saito                              1998           $338,344             $25,988              $22,827(1)
Chairman of the Board                     1997            310,000               --                  20,020(2)
and Chief Executive Officer               1996            292,336               --                  19,213(3)

Naoaki Shibuya                            1998            235,011              17,738              $22,678(4)
President                                 1997            210,000               --                 $23,317(5)
                                          1996            196,667               --                 $19,535(6)

Austin Y. Imamura                         1998            186,667              14,850              $21,635(7)
Vice President and                        1997            176,667               --                 $22,069(8)
Secretary                                 1996            163,333               --                 $18,267(9)

Neal K. Kanda                             1998            156,667              12,375              $20,849(10)
Vice President and                        1997            144,000               --                 $19,976(11)
Treasurer                                 1996            125,333               --                 $16,100(12)

------------------------
(1) Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Saito of $6,541, $10,597, $1,606 and $4,084, respectively.

(2) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $7,507, $11,146 and $1,367, respectively.

(3) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $7,262, $10,691 and $1,260, respectively.

(4) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $6,541, $10,597, $540 and $5,000, respectively.

(5) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,507, $11,146, $464 and $4,200, respectively.

(6) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,262, $10,691, $540 and $1,042, respectively.

(7) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $6,541, $10,597, $467 and $4,030 respectively.

(8) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $7,507, $11,146, $437 and $2,979, respectively.

(9) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Imamura of $7,262, $10,691 and $314, respectively.

(10) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,541, $10,597, $330 and $3,381, respectively.

(11) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,756, $10,032, $308 and $2,880, respectively.

(12) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,068, $8,933, $219 and $880, respectively.

OPTION GRANTS

         No options or stock appreciation rights were granted during 1998 to the Named Executives.

         OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1998 and unexercised options held by the Named Executives as of December 31, 1998:

                      AGGREGATED OPTION(1) EXERCISES IN 1998
                            AND YEAR-END OPTION VALUES

                                                                                               VALUE OF
                                                                                             UNEXERCISED
                                                                                             IN-THE-MONEY
                        SHARES                       NUMBER OF UNEXERCISED                    OPTIONS(2)
                       ACQUIRED        VALUE          OPTIONS AT 12/31/98                     AT 12/31/98
                      ON EXERCISE    REALIZED    ------------------------------     -----------------------------
NAME                      (#)           ($)      EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                      ---           ---      -----------      -------------     -----------     -------------
SAITO, Joichi            15,360     $181,876         --                --                --             --
SHIBUYA, Naoaki            --          N/A         11,400            7,600             $50,844        $33,896
IMAMURA, Austin Y.         --          N/A           --                --                --             --
KANDA, Neal K.             --          N/A         12,600              --               60,102          --

------------------------
(1) The Company has no compensation plans pursuant to which stock appreciation rights may be granted.

(2) The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 1998 ($17.50 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

         DEFINED BENEFIT PENSION PLAN

         The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

                            PENSION PLAN TABLE


      ANNUALIZED FINAL
    AVERAGE COMPENSATION                                       YEARS OF SERVICE
    --------------------         ----------------------------------------------------------------------------
                                 15 YEARS         20 YEARS        25 YEARS          30 YEARS         35 YEARS
                                 --------         --------        --------          --------         ---------
             $  50,000           $  5,625         $  7,500         $  9,375         $ 11,250         $ 13,125
               100,000             11,250           15,000           18,750           22,500           26,250
               150,000             16,875           22,500           28,125           33,750           39,370
               200,000             22,500           30,000           37,500           45,000           52,500
               250,000             28,125           37,500           46,875           56,250           65,625
               300,000             33,750           45,000           56,250           67,500           78,750
               350,000             39,375           52,500           65,625           78,750           91,875
               400,000             45,000           60,000           75,000           90,000          105,000
               450,000             50,625           67,500           84,375          101,250          118,125
               500,000             56,250           75,000           93,750          112,500          131,250

         Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in a 60-consecutive-month period of service, excluding the period between June 30, 1986 and January 1, 1991, when the Defined Benefit Pension Plan was curtailed. Benefits based on the highest average annual salary in a 60-consecutive-month period of service in excess of the qualified plans maximum compensation limit of $160,000 for 1998 would be payable to eligible employees pursuant to the Supplemental Executive Retirement Plan. The credited years of service as of December 31, 1998 for Messrs. Saito, Shibuya, Imamura and Kanda are 11, 5, 13, and 9, respectively.

         COMPENSATION OF DIRECTORS

         The Company and the Bank each has a policy of paying fees to directors for their attendance at board meetings and committee meetings. The Company and the Bank pay each of their non-employee directors $800 per board meeting attended and $600 per board committee meeting attended. In addition, the Company pays $4,000 annually to each non-employee director, and the Bank pays $10,000 annually to each non-employee director. CPB Properties, Inc. pays each of its non-employee directors $600 per board meeting attended.

         Non-employee directors of the Company and the Bank are also eligible to participate in the Company's 1997 Stock Option Plan (the "1997 Plan"). During 1997, non-employee directors received grants of stock options to purchase, in the aggregate, 147,000 shares of Common Stock at an exercise price of $17.875 per share. Options vest at a rate of 1,500 shares per year until the earlier of the director's retirement at age 70 or 10 years from the date of grant.

         REPORT OF THE COMPENSATION COMMITTEE TO SHAREHOLDERS

         The Compensation Committee reviews and recommends to the Board of Directors the terms of employment agreements and compensation plans for executives, reviews and adopts (subject to ratification by the entire Board of Directors) the terms of the Company's stock option plans and other performance-based compensation plans for employees of the Company, determines eligibility to participate in and grants of awards to employees under the Company's stock option plans and performance-based compensation plans and otherwise performs functions related to the administration of the Company's stock option plans and performance-based compensation plans. The Compensation Committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine are members. Each member of the Compensation Committee is a non-employee director of the Company and the Bank.

         Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 1998 applicable to the Company's executives, including the Named Executives.

         THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industry. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize shareholder value. With the exception of the 1997 Annual Executive Incentive Plan (the "Annual Incentive Plan") and the Supplemental Executive Retirement Plan (the "SERP"), the Company's compensation plans are generally available to all employees, subject to certain hours and years of service requirements. In addition, the Board of Directors has the authority to grant discretionary awards to individual employees where it deems appropriate.

         SALARY COMPENSATION

         The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industry, especially among the larger Hawaii banks. The relative asset size and profitability levels of these institutions are also considered. On April 21, 1998, the Company's Board of Directors approved the compensation for all executive officers for the ensuing year, effective May 1, 1998.

         In recommending the increase in compensation for the Company's Chief Executive Officer, the Compensation Committee considered salary level relative to competitors, the Company's financial performance relative to the previous year, and the relative increases in salaries received by other officers of the Company. Each of these factors was weighted relatively equally. Although the overall level of nonperforming assets, past due loans and charge-offs increased during 1997, the Company's 1997 net income increased by 6.2% over 1996. Return on average assets of 1.04% in 1997, stayed constant compared to 1996. Furthermore, total assets increased by 6.7% in 1997, compared with a 2.3% increase in 1996. In assessing the Company's performance, the Compensation Committee also took into account economic conditions in Hawaii. In addition, the other Named Executives also received salary increases.

         INCENTIVE COMPENSATION

         During 1998, the Bank had three programs whereby compensation for the Named Executives was directly linked to the Company's performance: the Profit Sharing Plan, the ESOP and the Annual Incentive Plan.

         PROFIT SHARING PLAN AND ESOP. The Bank makes annual contributions (the "Plan Contribution") to the Profit Sharing Plan and ESOP (collectively, the "Plans") as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Plans.

         The assets of the Plans are held in trust for the exclusive benefit of the participants. Employees with not less than one year of service with the Bank are eligible to participate in the Plans. The portion of the Plan Contribution contributed to each Plan is allocated among the participating employees, including the Named Executives, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of 20% per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

         The Bank's Board of Directors makes its determination of the amount of the Plan Contribution based upon management's recommendation at the end of the fiscal year. For 1998, the Plan Contribution equaled 10% of the pre-tax income of the Bank and CPB Properties, Inc. (excluding the effect of the Plan Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. The Plan Contribution is allocated between the Profit Sharing Plan and the ESOP by the Bank's Board of Directors in its discretion based upon management's recommendation. In determining the allocation of the Plan Contribution, the Bank's Board of Directors considers the countervailing concerns of investment diversification through the Profit Sharing Plan and employee Common Stock ownership through the ESOP. In 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Profit Sharing Plan. Elections not made would be deferred into that employee's 401(k) Plan account. For 1998, approximately 40% of the Plan Contribution was allocated to the Profit Sharing Plan and 60% to the ESOP. In 1998, the Bank contributed $826,000 to the CODA and Profit Sharing Plan and $1,241,000 to the ESOP, which equaled 4% and 6%, respectively, of total compensation paid to all participating employees for the year.

         ANNUAL INCENTIVE PLAN. The Annual Incentive Plan was adopted by the Bank's Board of Directors for the 1998 fiscal year. Full-time employees of the Company or its subsidiaries who have been granted the title of senior vice president or above prior to October 1, 1998, were eligible to participate in the Annual Incentive Plan. In addition, a participant must receive a performance appraisal rating of "accomplished" or above during the calendar year to be considered eligible for an award. During 1998, eight executives, including each of the Named Executives, were eligible to participate in the Annual Incentive Plan.

         Subject to review by the Bank's Board of Directors, participants were eligible to receive a cash bonus under the Annual Incentive Plan, provided certain corporate objectives for financial performance, as measured by return on equity, growth in average assets and the ratio of the Company's return on average assets to that of Hawaii bank holding companies, were met. Based on the corporate objectives set for 1998, participants were eligible to receive cash bonuses. After assessing the Company's 1998 financial performance, the Bank's Board of Directors, upon management's recommendation, did not award cash bonuses to the Named Executives. The amounts awarded to each of the Named Executives reflected in the "Bonus" column of the Summary Compensation Table were related to the 1997 Annual Incentive Plan.

         STOCK BASED COMPENSATION

         The Company also believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, the Company adopted the 1997 Plan.

         1997 PLAN. The 1997 Plan was adopted in 1997 to replace the 1986 Stock Option Plan which expired on November 7, 1996. The 1997 Plan is administered by the Compensation Committee. The 1997 Plan provides for stock options to be granted to key employees, generally at a level of vice president and above, including the Named Executives, and to non-employee directors of the Company and the Bank. However, no stock options were granted to the Named Executives during 1998.

         OTHER COMPENSATION

         The Company's executives are eligible to participate in the Bank's Defined Benefit Pension Plan (the "Pension Plan"), the SERP and the Split Dollar Life Insurance Plan (the "Insurance Plan"). The Pension Plan is a qualified defined benefit plan which provides for monthly annuity payments upon retirement. Benefits are based upon the employee's years of service and highest average annualized compensation in a 60-consecutive-month period of employment. In 1995, the maximum annual compensation allowable for determining benefits payable under the Pension Plan was reduced to $150,000, which had the effect of reducing the benefits payable under the Pension Plan to the Company's executive officers whose annualized compensation was likely to exceed $150,000. See "ELECTION OF DIRECTORS--Compensation of Directors and Executive Officers--Executive Compensation--Defined Benefit Pension Plan."

         The SERP was adopted by the Board of Directors effective January 1, 1995 as a means of supplementing the benefits provided under the Pension Plan in light of the recently imposed salary limitations. Under the Insurance Plan, the Bank provides life insurance coverage for certain senior officers, including the Named Executives. The Split Dollar Agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement.

         The Named Executives also participate in the Company's broad-based employee benefit plans, such as the 401(k) Plan, medical, disability and term life insurance.



Dated: March 26, 1999             THE COMPENSATION COMMITTEE



                                  STANLEY W. HONG, CHAIR
                                  PAUL DEVENS
                                  DANIEL M. NAGAMINE

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Some of the directors and executive officers of the Company and the Bank and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1998, and the Bank expects to conduct similar banking transactions in the future. All such loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and in the opinion of management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

         Paul Devens, a director of the Company and a member of the Bank's Compensation Committee, is of counsel to the law firm of Devens, Nakano, Saito, Lee, Wong & Ching. The Company and the Bank retained the legal services of Mr. Devens' law firm during 1998. Management is of the opinion that the fees paid to Mr. Devens' law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company or the Bank. It is anticipated that Mr. Devens' law firm will perform certain legal services for the Company and the Bank during 1999.

         PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of U.S. Companies listed on Nasdaq and (ii) the cumulative total return of banks and bank holding companies listed on Nasdaq over the period from December 31, 1993 through December 31, 1998. The graph assumes an initial investment of $100 at the end of 1993 and reinvestment of dividends during the ensuing five-year period. The graph is not necessarily indicative of future price performance.

         THE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG NASDAQ U.S. COMPANIES, NASDAQ BANKS/BANK HOLDING COMPANIES, AND CPB INC.



                1993  1994  1995  1996  1997  1998
--------------------------------------------------
NASDAQ-U.S.     100   116   134   131   185   227
--------------------------------------------------
NASDAQ-BANKS    100   146   166   165   246   325
--------------------------------------------------
CPB INC.        100   105   134   128   182   159
--------------------------------------------------


CERTAIN TRANSACTIONS

         On August 29, 1998, the Company's Board of Directors adopted a Shareholder Rights Plan (the "Rights Plan") which entitiles holders of common stock to receive one right for each share of common stock outstanding as of September 16, 1998. Each right entitles the registered holder to purchase from the Company one one-hundredth (1/100th) of a share of the Company's Junior Participating Preferred Stock, Series A, no par value per share ("Preferred Shares"), at a price of $75.00 per one one-hundredth (1/100th) of a Preferred Share, subject to adjustment. The rights are exercisable only upon the occurrence of specific events and will expire on August 26, 2008. The Rights Plan was designed to ensure that shareholders receive fair and equal treatment in the event of unsolicited or coercive attempts to acquire the Company. The Rights Plan was also intended to guard against unfair tender offers and other abusive takeover tactics. The Rights Plan is not intended to prevent an acquisition bid for the Company on terms that are fair to all shareholders.

         On June 21, 1991, the ESOP Committee filed a Notice of Change in Bank Control ("Notice") with the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") pursuant to 12 U.S.C. Section 1817(j) to permit the acquisition (the "Acquisition") on behalf of the ESOP of 250,000 shares of Common Stock, which at that time would have resulted in the ESOP Committee beneficially owning more than 10% of the outstanding voting securities of the Company. The Federal Reserve Board notified the ESOP Committee on August 30, 1991 that it would not disapprove the Acquisition, and on May 18, 1992, the Trustee on behalf of the ESOP consummated the Acquisition. The ESOP Committee owned beneficially 1,070,386 shares of Common Stock or 10.95% of the total outstanding Common Stock, as of February 26, 1999. Pursuant to applicable regulations of the Federal Reserve Board, the Committee may acquire up to 25% of the outstanding voting stock of the Company on behalf of the ESOP without additional notification to the Federal Reserve Board.

         On December 16, 1986, the shareholders of the Company ratified an agreement ("Share Purchase Agreement") dated November 20, 1986 between the Company and Sumitomo (see "Principal Shareholders"), which provides that the Company will not issue or reissue shares of any class of the Company's authorized capital stock, or issue any obligations or securities convertible into shares of capital stock of the Company without first giving written notice to Sumitomo describing the securities to be sold and offering Sumitomo the opportunity to purchase an amount of securities which will allow it to maintain its 13.734% level of ownership of the Company's capital stock. Pursuant to the Share Purchase Agreement, warrants are issued giving Sumitomo the right to purchase from the Company shares of Common Stock upon the exercise of stock options at a price equal to the fair market value of the Common Stock at the time Sumitomo exercises the warrant, contingent upon the exercise of stock options held by optionees and subject to the approval of the Federal Reserve Board. At December 31, 1998, Sumitomo held exercisable warrants for 42,968 shares and warrants for 69,158 shares which will become exercisable, all of which will expire on or before July 30, 2007.

         CKSS Associates (the "Partnership"), a limited partnership in which CPB Properties, Inc., a wholly-owned subsidiary of the Bank, is a general partner and 50% owner, entered into loan agreements with Sumitomo and the Bank for the development of office building complexes in Honolulu known as Central Pacific Plaza, part of which serves as the Company's headquarters, and Kaimuki Plaza, in which one of the Bank's branches is located. At December 31, 1998, notes payable by the Partnership totaling $8,501,000 to Sumitomo, due on June 18, 2001, were secured by a mortgage on Central Pacific Plaza. A note payable of $9,900,000 to the Bank, due on August 10, 2001, is secured by a mortgage on the leasehold interest in the Kaimuki Plaza. As part of the development of the Kaimuki Plaza, the Partnership entered into a lease agreement with CPB Properties, Inc., which owns the land, effective from January 1, 1993 to December 31, 2047. The Partnership also has a $200,000 note payable to the Bank, due on April 10, 2001, which is secured by second mortgages on the Central Pacific Plaza and Kaimuki Plaza properties. All loans are priced at 0.75% above the London Interbank Offered Rate. The weighted average rate on these notes was 6.638% at December 31, 1998. Management of the Company believes that the terms of such loans are as favorable as could be negotiated with unaffiliated third parties.

         RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         KPMG LLP has audited the Company's consolidated financial statements since the Company's inception in 1982 and has been the independent accountants for the Bank since 1975. Accordingly, the Board of Directors has appointed KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999 and the shareholders are being asked to ratify such appointment. Representatives of KPMG LLP will be present at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

         All services provided to the Company and the Bank by KPMG LLP were approved in advance or ratified by the Company's and Bank's Boards of Directors, and the possible effect on the independence of KPMG LLP by rendering such services was considered. All professional services rendered by KPMG LLP during 1998 were furnished at customary rates and terms.

         The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                             OTHER BUSINESS

         Management knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors.

                        PROPOSALS OF SHAREHOLDERS

         The 2000 Annual Meeting of Shareholders will be held on or about April 25, 2000. Proposals of shareholders intended to be presented at the 2000 Annual Meeting must be received by the Secretary of the Company, Post Office Box 3590, Honolulu, Hawaii 96811, no later than November 26, 1999 to be included in the proxy statement and the related proxy materials.

         In addition, in the event a shareholder proposal is not submitted to the Company prior to February 10, 2000, the proxy to be solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgement and discretion, if the proposal is presented at the 2000 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

         SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 BY WRITING TO AUSTIN Y. IMAMURA, VICE PRESIDENT AND SECRETARY, CPB INC., POST OFFICE BOX 3590, HONOLULU, HAWAII 96811.

         Dated: March 26, 1999.

                                      CPB INC.

                                      /s/ Joichi Saito

                                      Joichi Saito
                                      Chairman of the Board and
                                      Chief Executive Officer

                                   CPB INC.


                        ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD APRIL 27, 1999

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholders of CPB Inc. (the "Company") hereby nominate, constitute and appoint Messrs. Paul Devens, Jolchi Saito and Austin
Y. Imamura, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of CPB Inc. (the "Annual Meeting") to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 27, 1999 at 10:00 a.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:


             IMPORTANT: CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

  THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNLESS AUTHORITY TO DO SO IS WITHHELD FOR ALL NOMINEES OR FOR ANY OTHER NOMINEE. UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.


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                                                           PLEASE MARK
                                                           YOUR VOTES AS   /X/
                                                           INDICATED IN
                                                           THIS EXAMPLE


                                   FOR ALL NOMINEES         WITHHOLD AUTHORITY
                               (EXCEPT AS INDICATED           TO VOTE FOR ALL
                                   TO THE CONTRARY)          NOMINEES LISTED

                                                                                                        FOR   AGAINST  ABSTAIN
1.  ELECTION OF DIRECTORS.                                                  2. RATIFICATION OF THE          / /     / /      / /
    Class II.  Term will expire      /  /                          / /         APPOINTMENT OF INDEPENDENT
    in 2002.                                                                   ACCOUNTANTS.
                                                                               To ratify the appointment
                                                                               of KPMG LLP as the Company's
                                                                               independent accountants for
                                                                               fiscal year ending December 31, 1999.

Nominees:  Alice F. Guild, Daniel M. Nagamine and Naoaki Shibuya            3. OTHER BUSINESS.  In their discretion, the Proxy
                                                                               Holders are authorized to transact such other
                                                                               business as may properly come before the meeting
                                                                               and any and all adjournments thereof.  The Board of
                                                                               Directors at present knows of no other business to
                                                                               be presented at the Annual Meeting.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)



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                                                                                    The Board of Directors recommends a vote
                                                                                    "FOR" the election of all nominees for
                                                                                    director and "FOR" ratification of the
                                                                                    appointment of KPMG LLP as the Company's
                                                                                    independent accountants. If any other
                                                                                    business is properly presented at such
                                                                                    meeting, this proxy shall be voted in
                                                                                    accordance with the recommendations of the
                                                                                    Board of Directors.

                                                                                    The undersigned hereby ratifies and confirms
                                                                                    all that said attorneys and Proxy Holders, or
                                                                                    any of them, or their substitutes, shall
                                                                                    lawfully do or cause to be done by virtue
                                                                                    hereof, and hereby revokes any and all
                                                                                    proxies heretofore given by the undersigned to
                                                                                    vote at the Annual Meeting.  The undersigned
                                                                                    acknowledges receipt of the Notice of Annual
                                                                                    Meeting and Proxy Statement accompanying said
                                                                                    notice.

                                                                                    Date:                            , 1999
                                                                                         ----------------------------


                                                                                    --------------------------------------------
                                                                                    Signature


                                                                                    --------------------------------------------
                                                                                    Signature if held jointly



Please date this Proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally.
Corporate proxies should be signed by an authorized officer.  Partnership proxies should be signed by an authorized partner.
Personal representatives, executors, administrators, trustees or guardians should give their full titles.

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